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January 1, 2007
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Fund Profile

T. Rowe Price

Tax-Efficient
Balanced Fund

Tax-Efficient
Growth Fund

Tax-Efficient
Multi-Cap Growth Fund

Two stock funds and a balanced fund seeking attractive after-tax total returns.

This profile summarizes key information about the funds that is included in the funds` prospectus. The funds` prospectus includes additional information about the funds, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about the funds at no cost by calling 1-800-638-5660 or by visiting our Web site at
troweprice.com.

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Fund Profile

What is each fund`s objective?

Balanced Fund seeks to provide attractive long-term total returns on an after-tax basis with a balanced portfolio of stocks and municipal bonds.

Growth Fund seeks to provide long-term capital growth on an after-tax basis.

Multi-Cap Growth Fund seeks to maximize after-tax growth of capital through investments primarily in common stocks.

What is each fund`s principal investment strategy?

Balanced Fund invests a minimum of 50% of total assets in municipal bonds (measured at the end of each fiscal quarter), and the balance in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

Growth Fund invests in large-capitalization stocks selected mainly from the 1,000 largest U.S. companies as measured by their capitalizations.

Multi-Cap Growth Fund invests primarily in stocks of mid-cap and small-cap companies but has the flexibility to purchase some larger companies. We define mid-cap companies, as those whose market capitalization falls within the range of companies in the Russell Midcap Growth Index at the time of purchase. The market capitalization range for the Russell Midcap Growth Index was $962 million to $23,692 million as of February 28, 2006. The market capitalization of the companies in the fund`s portfolio and the Russell Midcap Growth Index will change over time, and the fund will not automatically sell or cease to purchase stock of a company it already owns just because the company`s market capitalization grows or falls outside of the index`s range. The fund expects to invest significant assets in technology companies.

  Stock selection process (all funds)  Stock selection for all three funds is based on a combination of fundamental, bottom-up analysis and top-down quantitative strategies in an effort to identify companies with superior long-term appreciation prospects. We generally use a growth approach, looking for companies with one or more of the following characteristics: a demonstrated ability to consistently increase revenues, earnings, and cash flow; capable management; attractive business niches; and a sustainable competitive advantage. Valuation measures, such as a company`s price/earnings ratio relative to the market and its own growth rate are also considered. We will typically limit holdings of high-yielding stocks, but the payment of dividends — even above-average dividends — does not disqualify a stock from consideration. Most holdings in the Multi-Cap Growth Fund are expected to have relatively low dividend yields.

  In pursuing its investment objective, each fund`s management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These spe

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  Fund Profile

  cial situations might arise when the fund`s management believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

  Bond selection process (Balanced Fund)  The bond portion of this fund will consist primarily (normally at least 65% of net assets) of long-term municipals with maturities generally exceeding 10 years. A minimum of 90% of the fund`s bond component will be invested in municipals with investment-grade ratings (AAA, AA, A, BBB, or equivalent) as determined by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by T. Rowe Price. A maximum of 10% of the bond component may be invested in noninvestment-grade (junk) bonds to take advantage of their relatively high tax-exempt income and potential for price appreciation. Bond selection reflects the manager`s outlook for interest rates and the economy as well as the prices and yields of various securities. For example, if we expect rates to fall, managers may buy longer-term securities to secure higher income and appreciation potential. Conversely, shorter-term maturities may be favored if rates are expected to rise.

  Sales of securities (all funds)  In an effort to achieve each fund`s goal of minimizing taxable distributions, we will strive to avoid realizing capital gains by limiting sales of existing holdings. However, gains may be realized when we believe the risk of holding a security outweighs tax considerations or to meet redemption orders. When gains are taken, we will attempt to offset them with losses from other securities.

  Other investments (all funds)  While most assets will be invested in U.S. common stocks and, for the Balanced Fund, municipal securities, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with fund objectives.

  Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time each fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of each fund`s securities may change after they are purchased, and this may cause the amount of each fund`s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If this occurs, it would not be considered a violation of the investment restriction. However, purchases by the fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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  Fund Profile

  Further information about each fund`s investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660. These documents are also available at troweprice.com.

  What are the main risks of investing in the funds?

  The Multi-Cap Growth Fund is expected to represent the highest risk of the three funds because it entails the risks that accompany small- and mid-cap company investing, in addition to the general risks of the stock market. While the Growth Fund is also exposed to the risks of stock investing, the fund is principally invested in less volatile, larger companies. The Balanced Fund`s mix of stocks and bonds should make it less risky than the Growth Fund and Multi-Cap Growth Fund because of its larger income component and the generally lower volatility of bonds, although it is also exposed to risks associated with bonds. In addition, stock and bond prices often move in different directions, which could also reduce the fund`s price volatility. However, the fund`s balance between stocks and bonds may also mean it will not fully participate in rallies in either asset class.

  Risks of stock investing

  The stock market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, our assessment of companies held in the funds may prove incorrect, resulting in losses or poor performance even in a rising market.

  Growth stocks can be volatile for several reasons. Since growth companies usually reinvest a high proportion of their earnings in their own businesses, they may lack the dividends often associated with value stocks that could cushion their decline in a falling market. Also, since investors buy growth stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

  The stocks of mid-cap companies entail greater risk and are usually more volatile than the shares of large companies. Investing in small companies also involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

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  Fund Profile

  Technology stocks are particularly volatile and subject to greater price swings, up and down, than the broad market. It is possible that companies whose products and services first appear promising may not succeed over the long term; they may succumb to intense competition or could quickly become obsolete in a rapidly developing marketplace. Earnings projections for developing companies that are not met can result in sharp price declines. This is true even in a generally rising stock market environment.

  Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. Investments in futures and options, if any, are subject to additional volatility and potential losses.

  Equity investors should have a long-term investment horizon and be willing to wait out bear markets.

  Risks of bond investing (Balanced Fund)

  Like all bonds, municipal bonds have two main sources of risk: interest rate and credit risk. Interest rate risk is the decline in bond prices that usually accompanies a rise in interest rates. Longer-maturity bonds typically suffer greater declines than those with shorter-term maturities. Credit risk is the chance that any fund holding could have its credit rating downgraded, or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund`s income level and share price. To the extent that we invest in junk bonds, credit risk will be higher since their issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.

  Municipal bonds are also subject to the possibility that tax reform or lower overall taxes may reduce their value or that individual issuers will be unable to meet their obligations due to problems in that state or locality.

  All funds

  There is no guarantee the funds` attempts to manage their portfolios in a tax-efficient manner will be successful.

  As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  Each fund`s share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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  Fund Profile

  How can I tell which fund is most appropriate for me?

  Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. If you prefer a moderately conservative approach to tax-efficient investing, the Balanced Fund may be more appropriate for you. If your time horizon is long and you can accept the greater risk of share price declines that accompanies an all-stock portfolio, you may want to consider the Growth Fund or Multi-Cap Growth Fund. The Multi-Cap Growth Fund may be an appropriate part of your overall investment strategy if you can accept the greater risk of investing in mid-cap, small-cap, and technology companies in an effort to achieve superior capital appreciation. With all of these funds, the higher your tax bracket, the more likely the funds will be appropriate. These funds should not represent your complete investment program or be used for short-term trading purposes.

  Keep in mind that since income provided by the Balanced Fund`s holdings of municipal bonds is already exempt from federal income taxes, that fund is less suitable than the Growth Fund and Multi-Cap Growth Fund for tax-free or tax-deferred retirement accounts, such as IRAs.

  How has each fund performed in the past?

  The bar charts showing calendar year returns and the average annual total returns table indicate risk by illustrating how much returns can differ from one year to the next and how performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

  The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

  In addition, the average annual total returns table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor`s situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund`s other returns because the loss generates a tax benefit that is factored into the result.

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  Fund Profile

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  Fund Profile

  Table 1  Average Annual Total Returns (Continued)
	Periods ended 12/31/06
	1 year	5 years	Since inception	Inception date
Balanced Fund
Returns before taxes	5.70%	4.06%	6.18%	6/30/97
Returns after taxes on distributions	5.67	3.99	6.09
Returns after taxes on distributions and sale of fund shares	4.34	3.70	5.62
Combined Index Portfolio (52% Lehman Brothers Municipal Bond Index and 48% S&P 500 Index)	10.01	6.12	6.57
Lipper Balanced Funds Index	11.60	6.51	6.63
Growth Fund
Returns before taxes	6.79	2.64	1.01	7/30/99
Returns after taxes on distributions	6.76	2.61	0.99
Returns after taxes on distributions and sale of fund shares	4.45	2.26	0.86
S&P 500 Index	15.79	6.19	2.51
Lipper Large-Cap Growth Funds Index	4.72	2.01	-2.33*
Multi-Cap Growth Fund
Returns before taxes	8.50	6.31	3.45	12/29/00
Returns after taxes on distributions	8.50	6.31	3.45
Returns after taxes on distributions and sale of fund shares	5.52	5.45	2.97
Russell Midcap Growth Index	10.66	8.22	2.87
Lipper Mid-Cap Growth Funds Index	11.02	6.09	0.99
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  Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. Taxes are computed using the highest federal income tax rate. The after-tax returns reflect the rates applicable to ordinary and qualified dividends and capital gains effective in 2003. The returns do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.

  *Since 7/31/99.

  Lehman Brothers Municipal Bond Index is an unmanaged index that tracks municipal debt instruments.

  S&P 500 Index tracks the stocks of 500 U.S. companies.

  Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

  What fees and expenses will I pay?

  The funds are 100% no load. However, the funds charge a 1.00% redemption fee, payable to the funds, on shares purchased and held for less than 365 days. There are no other fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b1 fees.

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  Fund Profile

  Table 2  Fees and Expenses of the Funds*
Fund	Shareholder fees (fees paid directly from your investment)	Annual fund operating expenses (expenses that are deducted from fund assets)
	Redemption feea	Management fee	Other expenses	Total annual fund operating expenses	Fee waiver/ expense reimburse- ment	Net expenses
Balanced	1.00%	0.51%	0.56%	1.07%	xd1	xd1
Growth	1.00	0.61	0.42	1.03	xd1	xd1
Multi-Cap Growth	1.00	0.66	0.73	1.39	0.14%b	1.25%b
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  *Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.

  aOn shares purchased and held for less than 365 days.

  bEffective July 1, 2006, T. Rowe Price contractually obligated itself to waive any fees and bear any expenses through June 30, 2008, to the extent such fees or expenses would cause the fund`s ratio of expenses to average net assets to exceed 1.25%. Fees waived or expenses paid or assumed under this agreement are subject to reimbursement to T. Rowe Price whenever the fund`s expense ratio is below 1.25%. However, no reimbursement will be made after June 30, 2010, or three years after the waiver or payment, whichever is sooner, or if it would result in the expense ratio exceeding 1.25%. Any amounts reimbursed have the effect of increasing fees otherwise paid by the fund. The fund operated under a previous expense limitation for which T. Rowe Price may be reimbursed.

  Example.  The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, hold the investment for the following periods, and then redeem:

Fund	1 year	3 years	5 years	10 years
Balanced	$109	$340	$590	$1,306
Growth	105	328	569	1,259
Multi-Cap Growth	137	436	756	1,665

  Who manages the funds?

  The funds are managed by T. Rowe Price Associates, Inc. (T. Rowe Price). Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

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  Fund Profile

  Balanced Fund  Donald J. Peters and Hugh D. McGuirk manage the fund day to day and are co-chairmen of its Investment Advisory Committee. Mr. Peters was appointed chairman of the committee in 1997. Mr McGuirk became co-chair in 2000. Mr. Peters has been managing investments since joining T. Rowe Price in 1993. Mr. McGuirk, who has been involved in the municipal bond management process at T. Rowe Price since 1993, has been managing investments since 1997.

  Growth and Multi-Cap Growth Funds  Donald J. Peters manages the funds day to day and has been chairman of their Investment Advisory Committees since the funds` inceptions. He has been managing investments since joining T. Rowe Price in 1993.

  How can I purchase shares?

  Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

  How can I sell shares?

  You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access SM or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.

  When will I receive income and capital gain distributions?

  The Balanced Fund distributes net capital gains (if any) and income on the taxable portion of the fund`s portfolio (if any) at year-end. Income on the tax-exempt portion of the fund`s portfolio is distributed quarterly. Although a significant portion of the fund`s income will not be subject to federal income tax, short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check.

  The Growth and Multi-Cap Growth Funds distribute income and net capital gains, if any, at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.

  Fund Profile

  What services are available?

  A wide range, including, but not limited to:

  retirement plans for individuals and large and small businesses;

  automated information and transaction services by telephone or computer;

  electronic transfers between fund and bank accounts;

  automatic investing and automatic exchange; and

  brokerage services, including cash management features.

  T. Rowe Price Associates, Inc.

  100 East Pratt Street

  Baltimore, MD 21202

  troweprice.com

  RPS C119-035

  T. Rowe Price Investment Services, Inc., Distributor.